Statement of Additional Information Supplement
September 28, 2007

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 28, 2007 to the Statement of Additional Information of Morgan Stanley Institutional Liquidity Funds dated
February 28, 2007

All references in the Statement of Additional Information referring to the Fund’s Sub-Adviser are hereby deleted. Any services previously provided by the Sub-Adviser are now being provided by the Investment Adviser.

The first sentence of the section of the Statement of Additional Information entitled ‘‘General Information – Special Considerations for the Portfolio’’ is hereby deleted and replaced with the following:

The Portfolios declare income dividends on each business day based on their respective daily net income to shareholders of record.

The second paragraph of the section of the Statement of Additional Information entitled ‘‘Disclosure of Portfolio Holdings’’ is hereby deleted and replaced with the following:

The Fund makes available on its public website the following portfolio holdings information:

o    complete portfolio holdings information on a monthly basis, at least 15 calendar days after month end; and

o    top 5 holdings monthly, at least 8 business days after month end.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

The first sentence in the fourth paragraph of the section of the Statement of Additional Information entitled ‘‘Disclosure of Portfolio Holdings’’ is hereby deleted and replaced with the following:

The Fund also makes its complete portfolio holdings available on the password-protected part of its website every 15 days, at least 15 calendar days following the end of the period to which the information relates.

Please retain this supplement for future reference.